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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2007

                                 AUTOINFO, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                001-11497                 13-2867481
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)

   6413 Congress Ave - Suite 260
             Boca Raton                                          33487
(Address Of Principal Executive Office)                        (Zip Code)

        Registrant's telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02: Results of Operations and Financial Condition.

      On March 8, 2007, AutoInfo, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the year ended December 31, 2006.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

         (d) Exhibits:

Exhibit
Number                                    Description
------                                    -----------

99.1 Press release, dated March 8, 2007, announcing financial results for year ended December 31, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   AutoInfo, Inc.


Dated: March 8, 2007               By:      /s/ Harry M. Wachtel
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                                       Harry M. Wachtel,
                                       President and Chief Executive Officer


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